SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2004

aaiPharma Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 5. Other Events.

     On April 23, 2004, aaiPharma Inc. (the “Company”) completed several corporate transactions, including closing on its previously announced two-year, $140 million credit facility. Copies of the Financing Agreement (the “Financing Agreement”), dated as of April 23, 2004, by and among the Company and certain subsidiaries of the Company as borrowers, the financial institutions from time to time party thereto as lenders, Silver Point Finance, LLC, as collateral agent, and Bank of America, N.A., as administrative agent; the Security Agreement (the “Senior Security Agreement”), dated April 23, 2004, made by the Company and certain subsidiaries of the Company as grantors in favor of Silver Point Finance, LLC, as collateral agent, and the lenders party to the Financing Agreement; and the Pledge and Security Agreement (the “Senior Pledge Agreement”), dated April 23, 2004, made by the Company and certain subsidiaries of the Company as pledgors in favor of Silver Point Finance, LLC, as collateral agent, and the lenders party to the Financing Agreement, related to this new credit facility are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

     In addition, the Company has made its $9.6 million, April 1, 2004 interest payment on its 11% senior subordinated notes due in 2010, along with default interest accruing since April 1, 2004, and has otherwise satisfied the conditions listed in its recent consent solicitation with respect to its senior subordinated notes. In connection with its recent consent solicitation, the Company entered into a First Supplemental Indenture (the “Supplemental Indenture”), dated as of April 20, 2004, among the Company, the Guarantor parties thereto and Wachovia Bank, National Association (formerly, First Union National Bank), as Trustee under the Indenture, dated as of March 28, 2002, among the Company, the Guarantors parties thereto and the Trustee, providing for the issuance of the Company’s 11% Senior Subordinated Notes due 2010. A copy of the Supplemental Indenture is filed as Exhibit 99.4 to this Current Report on Form 8-K.

     As required by the Supplemental Indenture, the Company also entered into a Security Agreement (the “Junior Security Agreement”), dated as of April 23, 2004, made by the Company and certain subsidiaries of the Company as grantors in favor of Wachovia Bank, National Association, in its capacity as collateral agent for the holders of the Company’s 11% Senior Subordinated Notes due 2010; a Pledge and Security Agreement (the “Junior Pledge Agreement”), dated as of April 23, 2004, made by the Company and certain subsidiaries of the Company as pledgors in favor of Wachovia Bank, National Association, in its capacity as collateral agent for the holders of the Company’s 11% Senior Subordinated Notes due 2010; and an Intercreditor Agreement (the “Intercreditor Agreement”), dated as of April 23, 2004, among Silver Point Finance, LLC, as senior collateral agent, Wachovia Bank, National Association, as noteholder collateral agent, and the Company. The Junior Security Agreement, the Junior Pledge Agreement and the Intercreditor Agreement are filed as Exhibits 99.5, 99.6 and 99.7, respectively, to this Current Report on Form 8-K.

     The foregoing description of the corporate transactions completed on April 23, 2004, the Financing Agreement, the Senior Security Agreement, the Senior Pledge

Agreement, the Intercreditor Agreement, the Junior Security Agreement and the Junior Pledge Agreement is qualified in its entirety by reference to the Exhibits filed herewith, which Exhibits are incorporated herein by reference into this Current Report on Form 8-K

Item 7. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibits are filed as part of this report:

99.1* –	Financing Agreement (the “Financing Agreement”), dated as of April 23, 2004, by and among the Company and certain subsidiaries of the Company as borrowers, the financial institutions from time to time party thereto as lenders, Silver Point Finance, LLC, as collateral agent, and Bank of America, N.A., as administrative agent

99.2* –	Security Agreement, dated April 23, 2004, made by the Company and certain subsidiaries of the Company as grantors in favor of Silver Point Finance, LLC, as collateral agent, and the lenders party to the Financing Agreement

99.3* –	Pledge and Security Agreement, dated April 23, 2004, made by the Company and certain subsidiaries of the Company as pledgors in favor of Silver Point Finance, LLC, as collateral agent, and the lenders party to the Financing Agreement

99.4 –	First Supplemental Indenture, dated as of April 20, 2004, among the Company, the Guarantor parties thereto and Wachovia Bank, National Association (formerly, First Union National Bank), as Trustee

99.5* –	Security Agreement, dated as of April 23, 2004, made by the Company and certain subsidiaries of the Company as grantors in favor of Wachovia Bank, National Association, in its capacity as collateral agent for the holders of the Company’s 11% Senior Subordinated Notes due 2010

99.6* –	Pledge and Security Agreement, dated as of April 23, 2004, made by the Company and certain subsidiaries of the Company as pledgors in favor of Wachovia Bank, National Association, in its capacity as collateral agent for the holders of the Company’s 11% Senior Subordinated Notes due 2010

99.7* –	Intercreditor Agreement, dated as of April 23, 2004, among Silver Point Finance, LLC, as senior collateral agent, Wachovia Bank, National Association, as noteholder collateral agent, and the Company

*     The schedules and exhibits to this document have been intentionally omitted

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2004

aaiPharma Inc.
By:	/s/ William L. Ginna, Jr.
William L. Ginna, Jr.
Executive Vice President and Chief Financial Officer

Exhibit Number	Exhibit
99.1*	Financing Agreement (the “Financing Agreement”), dated as of April 23, 2004, by and among the Company and certain subsidiaries of the Company as borrowers, the financial institutions from time to time party thereto as lenders, Silver Point Finance, LLC, as collateral agent, and Bank of America, N.A., as administrative agent

99.2*	Security Agreement, dated April 23, 2004, made by the Company and certain subsidiaries of the Company as grantors in favor of Silver Point Finance, LLC, as collateral agent, and the lenders party to the Financing Agreement

99.3*	Pledge and Security Agreement, dated April 23, 2004, made by the Company and certain subsidiaries of the Company as pledgors in favor of Silver Point Finance, LLC, as collateral agent, and the lenders party to the Financing Agreement

99.4	First Supplemental Indenture, dated as of April 20, 2004, among the Company, the Guarantor parties thereto and Wachovia Bank, National Association (formerly, First Union National Bank), as Trustee

99.5*	Security Agreement, dated as of April 23, 2004, made by the Company and certain subsidiaries of the Company as grantors in favor of Wachovia Bank, National Association, in its capacity as collateral agent for the holders of the Company’s 11% Senior Subordinated Notes due 2010

99.6*	Pledge and Security Agreement, dated as of April 23, 2004, made by the Company and certain subsidiaries of the Company as pledgors in favor of Wachovia Bank, National Association, in its capacity as collateral agent for the holders of the Company’s 11% Senior Subordinated Notes due 2010

99.7*	Intercreditor Agreement, dated as of April 23, 2004, among Silver Point Finance, LLC, as senior collateral agent, Wachovia Bank, National Association, as noteholder collateral agent, and the Company

*     The schedules and exhibits to this document have been intentionally omitted